UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
SCHEDULE 14A	Estimated average burden hours per response... 14

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

CITIZENS COMMUNICATIONS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

CITIZENS COMMUNICATIONS COMPANY
3 HIGH RIDGE PARK
STAMFORD, CT 06905

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Citizens Communications Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citizens Communications Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
CTZEN1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CITIZENS COMMUNICATIONS COMPANY
The Board of Directors recommends a vote “FOR” the nominees listed below and “FOR” Proposals 2 and 4 and “AGAINST” Proposal 3.
Proposal 1 - To elect Directors
Nominees:
01) Kathleen Q. Abernathy	08) Larraine D. Segil
02) Leroy T. Barnes, Jr.	09) Bradley E. Singer	For	Withhold	For All	To withhold authority to vote for individual(s), mark "For All Except" and write the nominee's number on the line below.
03) Jeri B. Finard	10) Edwin Tornberg	All	All	Except
04) Lawton Wehle Fitt	11) David H. Ward	0	0	0
05) Stanley Harfenist	12) Myron A. Wick, III
06) William M. Kraus 07) Howard L. Schrott	13) Mary Agnes Wilderotter

Proposal 2	For	Against	Abstain
To adopt the Non-Employee Directors’ Equity Incentive Plan.	0	0	0

Proposal 3
To consider and vote upon a stockholder proposal, if presented at the meeting.	0	0	0

Proposal 4
To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2006.	0	0	0

For address changes and/or comments, please check this box and write	0
them on the back where indicated.

0	0
Please indicate if you plan to attend this meeting.	Yes	No

Note: Please sign exactly as name appears hereon. Joint
owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. See reverse for additional proxy information.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Information about Delivery of Shareholder Materials

"Householding"

In an effort to minimize costs and the amount of duplicate material a household receives, we are sending one Form 10-K to accounts sharing the same last name and address.  A copy of Citizens' 2005 Form 10-K, if not included in this package, has been sent to your address in another proxy package and should have already arrived.  If you have not yet received a Form 10-K, would like another copy, and/or wish to receive financial reports for each account in your household in the future, please contact Citizens’ investor relations department by phone at 1-402-572-4972; by mail at 3 High Ridge Park, Stamford, CT, 06905; or by email at Citizens@czn.com.

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

Electronic Delivery of Future Proxy Material

After submitting your proxy vote online, you may elect to receive future proxy material (annual report, proxy statement, etc.) from Citizens electronically.  Before exiting www.proxyvote.com, click the button for "Electronic Delivery" and enter your email address.  Then click the button indicating your consent to receive future information in an electronic format. Next year, you will receive an email providing information about where to locate the annual report and proxy statement online and how to vote your shares.

401(K) SAVINGS PLAN
Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs T. Rowe Price Retirement Plan Services, as the Trustee under the Citizens 401(k) Savings Plan, to vote all shares of stock allocable to the undersigned under the provisions of the Plan and appoints Stanley Harfenist, William M. Kraus, and Edwin Tornberg, or any of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Communications Company (the “Company”) to be held on Thursday, May 25, 2006, at 10:00 a.m., Eastern Time, at our offices at 3 High Ridge Park, Stamford, CT 06905, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as directed.
This proxy, when properly executed, will be voted in the manner directed by the signatory stockholder. If no direction is given, it will be voted in FAVOR of the election of all directors and the adoption of Proposal 2 and Proposal 4 and AGAINST Proposal 3.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

CITIZENS COMMUNICATIONS COMPANY
3 HIGH RIDGE PARK
STAMFORD, CT 06905

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Citizens Communications Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citizens Communications Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
CTZEN3 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CITIZENS COMMUNICATIONS COMPANY
The Board of Directors recommends a vote “FOR” the nominees listed below and “FOR” Proposals 2 and 4 and “AGAINST” Proposal 3.
Proposal 1 - To elect Directors
Nominees:
01) Kathleen Q. Abernathy	08) Larraine D. Segil
02) Leroy T. Barnes, Jr.	09) Bradley E. Singer	For	Withhold	For All	To withhold authority to vote for individual(s), mark “For All Except” and write the nominee's number on the line below.
03) Jeri B. Finard	10) Edwin Tornberg	All	All	Except
04) Lawton Wehle Fitt	11) David H. Ward	0	0	0
05) Stanley Harfenist	12) Myron A. Wick, III
06) William M. Kraus 07) Howard L. Schrott	13) Mary Agnes Wilderotter

Proposal 2	For	Against	Abstain
To adopt the Non-Employee Directors’ Equity Incentive Plan.	0	0	0

Proposal 3
To consider and vote upon a stockholder proposal, if presented at the meeting.	0	0	0

Proposal 4
To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2006.	0	0	0

For address changes and/or comments, please check this box and write	0
them on the back where indicated.

0	0
Please indicate if you plan to attend this meeting.	Yes	No

Note: Please sign exactly as name appears hereon. Joint
owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. See reverse for additional proxy information.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Information about Delivery of Shareholder Materials

"Householding"

In an effort to minimize costs and the amount of duplicate material a household receives, we are sending one Form 10-K to accounts sharing the same last name and address. A copy of Citizens’ 2005 Form 10-K, if not included in this package, has been sent to your address in another proxy package and should have already arrived. If you have not yet received a Form 10-K, would like another copy, and/or wish to receive financial reports for each account in your household in the future, please contact Citizens’ investor relations department by phone at 1-402-572-4972; by mail at 3 High Ridge Park, Stamford, CT, 06905; or by email atCitizens@czn.com.

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

Electronic Delivery of Future Proxy Material

After submitting your proxy vote online, you may elect to receive future proxy material (annual report, proxy statement, etc.) from Citizens electronically. Before exiting www.proxyvote.com, click the button for “Electronic Delivery” and enter your email address. Then click the button indicating your consent to receive future information in an electronic format. Next year, you will receive an email providing information about where to locate the annual report and proxy statement online and how to vote your shares.

CITIZENS COMMUNICATION COMPANY
Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints Stanley Harfenist, William M. Kraus, and Edwin Tornberg, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Communications Company (the “Company”) to be held on Thursday, May 25, 2006, at 10:00 a.m., Eastern Time, at our offices at 3 High Ridge Park, Stamford, CT 06905, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting.
This proxy, when properly executed, will be voted in the manner directed by the signatory stockholder. If no direction is given, it will be voted in FAVOR of the election of all directors and the adoption of Proposal 2 and Proposal 4 and AGAINST Proposal 3.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)